UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: DECEMBER 30, 1996


                          TRIANGLE IMAGING GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                        Commission file number: 2-96392-A

                               Florida 59-2493183
                 State or other jurisdiction of I.R.S. Employer
                incorporation or organization Identification No.

              12 South Penataquit Avenue, Bay Shore, New York 11706
               (Address of Principal Executive Office) (Zip Code)

                                      516-666-6890
               (Registrant's telephone number including area code)

                -------------------------------------------------
             (Former name or former address,  if changed since last
                                      report.)










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         In accordance with the instructions to Form 8-K, notification regarding a resignation of accountants is being filed with this form.


Item 4.  Changes in Registrant's Certifying Accountant

     (a) On December 30, 1996, Feldman Radin & Co., P.C. resigned as the independent accountants for Triangle Imaging Group, Inc.

(b) During the two most recent fiscal years there have been no disagreements with Feldman Radin & Co., P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events. Similarly, during the interim period from January 1, 1996 to the dismissal date of DECEMBER 30, 1996, there have been no disagreements with Feldman Radin & Co., P.C.

(c) Feldman Radin & Co.'s report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

(d) The Registrant has requested that Feldman Radin & Co., P.C. furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Feldman Radin & Co.'s letter to the SEC dated DECEMBER 30, 1996, is filed as Exhibit 1 to the Form 8-K.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.





                                                    Triangle Imaging Group, Inc.



Date: DECEMBER 30, 1996                             By:   /s/ Vito Bellezza
                                                        -----------------------
                                                             Vito Bellezza
                                                             President






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                                                             December 30, 1996




Securities and Exchange Commission
Office of Chief Accountant
Washington, D.C. 20549


                           Re:      Triangle Imaging Group, Inc.
                                    Commission File Number 2-96392-A


Gentlemen:

We have read Item 4 of the Form 8-K dated DECEMBER 30, 1996 of Triangle Imaging Group, Inc. and agree with such statement.





                                                  Very truly yours,

                                                  /s/ Feldman Radin & Co., P.C.
                                                  -----------------------------
                                                  Certified Public Accountants






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